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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  APRIL 30, 2007


                               MOVADO GROUP, INC.
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               (Exact name of registrant as specified in charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


           1-16497                                      13-2595932
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   (Commission File Number)               (IRS Employer Identification Number)



                  650 FROM ROAD
               PARAMUS, NEW JERSEY                          07652
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     (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.    DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

              (e) On April 30, 2007, the Compensation Committee (the "COMMITTEE") of Movado Group, Inc. (the "COMPANY") approved additional awards under the Movado Group, Inc. Executive Long-Term Incentive Plan (the "LTIP"), which was adopted initially on May 31, 2006 pursuant to Section 9 of the Movado Group, Inc. 1996 Stock Incentive Plan (as amended and restated, the "PLAN"). The awards relate to the three-year Award Period (as defined below) ending on January 31, 2010. The Committee may make additional awards under the LTIP with respect to future Award Periods.

              The LTIP provides for the award of "Performance Share Units" (as defined in the Plan) during the three fiscal years beginning with the fiscal year during which the award is granted (the "AWARD PERIOD"). Performance Share Units are equivalent, one for one, to shares of "Stock" (as defined in the Plan) that vest based on the Company's achievement of its "operating margin" (as defined in the LTIP) for the last fiscal year of the Award Period (the "PERFORMANCE GOAL") and continued service by the employee. Each participant's target award is expressed as a number of Performance Share Units. The actual number of shares of Stock earned by a participant will be based on the Company's actual performance at the end of the Award Period relative to the Performance Goal and can range from 0% to 150% of the target award.

              Depending on the extent to which the Performance Goal is achieved, up to 50% of the shares of Stock equal to the target Award will be distributed within 75 days after the completion of the Award Period and the remainder of the earned shares will be distributed on the second anniversary of the completion of the Award Period. Participants must be employed at the completion of the Award Period to receive the shares. The amount deferred to the second anniversary is subject to forfeiture only in the event of the participant's voluntary resignation or termination of the participant's employment for "Cause" (as defined in the LTIP). A pro-rata payout will be made for "retirement" (as defined in the LTIP), permanent disability (as determined by the Committee) or death occurring during the Award Period based on actual performance at the end of the Award Period.

              Each Performance Share Unit will be credited with "Dividend Equivalents" (as defined in the Plan) equal to the dividends paid on one share of Stock during the Award Period and the subsequent two-year mandatory deferral period. Dividend Equivalents will be in the form of "Phantom Stock Units" (as defined in the Plan) and will be distributed as an equal number of shares of Stock at the same time as the distribution of earned shares.

              Upon the occurrence of a "Change in Control" (as defined in the Plan), the Performance Share Units awarded will be converted on a one-for-one basis to time-based Phantom Stock Units without pro-ration, which will vest at the end of the Award Period. Upon vesting, one share of Stock will be distributed for each Phantom Share Unit not previously forfeited. If the Change in Control occurs during the first 12 months of the Award Period, the shares will be converted at 50% of the target Award. If the Change in Control occurs during the second 12 months of the Award Period, the shares will be converted

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at 100% of the target Award.  If the Change in Control  occurs during the final
12 months of the Award Period, the shares will be converted at a percentage of the target Award based on actual performance through the Change in Control date. If a participant's employment is terminated within 24 months after the Change in Control, the unvested Phantom Stock Units will become immediately vested.

              A form of the LTIP Award Notice, which contains a summary of the material terms of the award, is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

              (d)      Exhibits

                       10.1     Form of LTIP Award Notice.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: May 4, 2007

                                                  MOVADO GROUP, INC.


                                                  By: /s/ Timothy F. Michno
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                                                  Name:   Timothy F. Michno
                                                  Title:  General Counsel